UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 10, 2014

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Approval of Amendment and Restatement of 2009 Incentive Plan

On March 10, 2014, the stockholders of Sanmina Corporation (the “Company”) approved the amendment and restatement of the Company’s 2009 Incentive Plan (the “2009 Plan”), including the reservation of an additional 1,700,000 shares of common stock for issuance thereunder.

The 2009 Plan permits the award of incentive stock options, non-statutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, and other forms of equity compensation as determined by the Board of Directors or permitted delegatees. The 2009 Plan also provides the ability to grant performance stock awards and performance cash awards. Equity awards may be made under the 2009 Plan to employees, consultants and members of the Company’s Board of Directors. The terms and conditions of each type of award are set forth in the 2009 Plan. The 2009 Plan expires on January 26, 2019.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On March 10, 2014, the Company held its 2014 Annual Meeting of Stockholders. The matters voted upon at the meeting by stockholders of record as of January 17, 2014 and the vote with respect to each such matter are set forth below:

1.                                                              To elect nine directors to serve for the ensuing year and until their successors are appointed or elected.

Nominee	For	Against	Abstain	Broker Non- Votes
Neil R. Bonke	68,582,939	2,043,322	86,199	6,286,870
Michael J. Clarke	69,720,123	904,133	88,204	6,286,870
Eugene A. Delaney	69,140,974	1,481,709	89,777	6,286,870
John P. Goldsberry	69,393,391	1,223,942	95,127	6,286,870
Joseph G. Licata	69,382,804	1,238,838	90,818	6,286,870
Mario M. Rosati	64,426,095	6,197,490	88,875	6,286,870
Wayne Shortridge	68,212,349	2,411,108	89,003	6,286,870
Jure Sola	67,754,181	2,872,409	85,870	6,286,870
Jackie M. Ward	68,021,022	2,606,368	85,070	6,286,870

2.                                                              To approve appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending September 27, 2014.

For	Against	Abstain	Broker Non- Votes
72,562,352	4,333,573	103,405	0

3.                                                              To approve the amendment and restatement of the 2009 Incentive Plan of the Company and the reservation of 1,700,000 shares of common stock for issuance thereunder.

For	Against	Abstain	Broker Non- Votes
67,010,867	3,584,269	117,324	6,286,870

4.                                                              To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.

For	Against	Abstain	Broker Non- Votes
69,289,278	1,298,309	124,873	6,286,870

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ Christopher K. Sadeghian
Christopher K. Sadeghian
Vice President, Legal and Corporate Secretary

Date: March 13, 2014